FIRST AMENDMENT TO LOAN AGREEMENT FIRST AMENDMENT TO LOAN AGREEMENT, dated as of February 2, 2018 (this “Agreement”), to that certain Term Loan Agreement, dated as of May 8, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among CIM Commercial Trust Corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time as guarantors, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. WHEREAS, the Borrower and the Required Lenders propose to amend various provisions of the Loan Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to Loan Agreement. Subject to all of the terms and conditions set forth in this Agreement, clauses (i) and (ii) of Section 8.01(e) of the Loan Agreement are hereby amended and restated in their entirety as follows: (i) Any Company (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Recourse Debt or Guarantee of Recourse Debt (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Indebtedness as to which such a failure exists, of more than the Threshold Amount for Recourse Debt, or (B) fails to observe or perform any other agreement relating to any Recourse Debt or Guarantee of Recourse Debt having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Indebtedness as to which such a failure exists, of more than the Threshold Amount for Recourse Debt or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) Any Company (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Non-Recourse Debt or Guarantee of Non-Recourse Debt having an aggregate

2 principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Indebtedness as to which such a failure exists, of more than the Threshold Amount for Non-Recourse Debt, or (B) fails to observe or perform any other agreement relating to any Non-Recourse Debt or Guarantee of Non-Recourse Debt having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Indebtedness as to which such a failure exists, of more than the Threshold Amount for Non-Recourse Debt or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or SECTION 2. Conditions to Effectiveness. This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders. SECTION 3. Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in Sections 5.01, 5.02, 5.03 and 5.04 of the Loan Agreement, in each case, after giving effect to the amendments to the Loan Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

3 (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and general equitable principles relating to enforceability (regardless of whether enforcement is sought at law or equity); (d) no Default or Event of Default has occurred and is continuing; and (e) the execution, delivery and performance of this Agreement will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Company is a party or affecting such Company or the properties of such Company or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (ii) violate any Law. SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Loan Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms. SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Loan Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Jones Day, counsel to the Administrative Agent. SECTION 6. Ratification. (a) The Loan Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Loan Agreement, as amended by this Agreement, and the other Loan Documents. (b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Loan Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or any of the

4 Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Loan Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Loan Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Loan Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart. SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. SECTION 12. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. [The remainder of this page left blank intentionally]